LONG-TERM DEBT, NET - Scheduled Maturities of Long-Term Debt (Excluding Unamortized Deferred Financing Costs and Original Issue Premiums) (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Debt Disclosure [Abstract]
2022	$ 128
2023	0
2024	0
2025	1,899,693
2026	500,000
Over 2026	4,200,128
Total long-term debt	$ 6,599,949	$ 5,700,168